





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
983130AB1
040228AL2
857689ar4
Issuer
WYNN LAS VEGAS LLC/CORP
ARGOSY GAMING CO
STATION CASINOS
Underwriters
BofA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Morgan Stanley
BofA, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WYNN 6.625% 12/1/2014
AGY 7% 1/15/2014
STNG 6.5% 2/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
144A Lead Manager
Name of underwriter or dealer from which purchased
SG Americas
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/22/2004
2/5/2004
1/15/2004
Total amount of offering sold to QIBs
1,300,000,000
350,000,000
450,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,300,000,000
350,000,000
450,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.75%
1.88%
Rating
B2/B+
B1/B+
B1/B+
Current yield
6.63%
7.00%
6.50%
Benchmark vs Spread (basis points)
246 bp
98 bp
184 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
1,155,000
 $
1,155,000
0.09%
-1.00%
1.82%
12/31/2004
Scudder Income Fund
Boston
290,000
 $                   290,000
0.02%
-1.00%
0.68%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,675,000
 $
1,675,000
0.13%
-1.00%
1.94%
12/31/2004
Scudder High Income Trust
Chicago
1,330,000
 $
1,330,000
0.10%
-1.00%
2.39%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
655,000
 $                   655,000
0.05%
-1.00%
2.79%
12/31/2004
Scudder Strategic Income Fund
Chicago
965,000
 $                   965,000
0.07%
-1.00%
1.95%
12/31/2004
Scudder Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%
-1.00%
2.56%
12/31/2004
Scudder Total Return Fund
Chicago
910,000
 $                   910,000
0.07%
-1.00%
1.97%
12/31/2004
SVS II High Income Portfolio
Chicago
2,285,000
 $
2,285,000
0.18%
-1.00%
1.86%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
185,000
 $                   185,000
0.01%
-1.00%
1.91%
12/31/2004
SVS II Total Return Portfolio
Chicago
315,000
 $                   315,000
0.02%
-1.00%
2.05%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
255,000
 $                   255,000
0.02%
-1.00%
0.71%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
665,000
 $                   665,000
0.05%
-1.00%
2.32%
12/31/2004
Scudder PreservationPlus Income Fund
New York
620,000
 $                   620,000
0.05%
-1.00%
0.24%
12/31/2004
Total

11,465,000
 $
11,465,000
0.88%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00828BAA3
92839UAC1
880349AF2
Issuer
AFFINIA GROUP INC
VISTEON CORP
TENNECO AUTOMOTIVE INC
Underwriters
CSFB, DBSI, Goldman Sachs, JP Morgan,
UBS
Citigroup, JP Morgan, CSFB, DBSI, UBS,
Banc One, BNP Paribas, BNY Capital,
Comerica Bank, HSBC, Lazard, Morgan
Stanley, Scoita Captial
BofA, Citigroup, DBSI, JP Morgan, BNY
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AFFGRP 9% 11/30/2014
VC 7% 3/10/2014
TEN 8.625% 11/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Sr Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2004
3/3/2004
11/9/2004
Total amount of offering sold to QIBs
300,000,000
450,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
450,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                           99.96
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.35%
2.50%
Rating
Caa1/B
Ba1/BB+
B3/B-
Current yield
9.00%
7.00%
8.63%
Benchmark vs Spread (basis points)
480 bp
334 bp
395 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.02%
4.25%
1.62%
12/31/2004
Scudder High Income Opportunity Fund
Boston
250,000
 $                   250,000
0.08%
4.25%
2.26%
12/31/2004
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%
4.25%
1.74%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,775,000
 $
2,775,000
0.93%
4.25%
2.45%
12/31/2004
Scudder High Income Trust
Chicago
290,000
 $                   290,000
0.10%
4.25%
3.06%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%
4.25%
3.66%
12/31/2004
Scudder Strategic Income Fund
Chicago
210,000
 $                   210,000
0.07%
4.25%
2.44%
12/31/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
4.25%
3.47%
12/31/2004
Scudder Total Return Fund
Chicago
195,000
 $                   195,000
0.07%
4.25%
1.52%
12/31/2004
SVS II High Income Portfolio
Chicago
495,000
 $                   495,000
0.17%
4.25%
2.45%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%
4.25%
2.51%
12/31/2004
SVS II Total Return Portfolio
Chicago
70,000
 $                     70,000
0.02%
4.25%
1.08%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
145,000
 $                   145,000
0.05%
4.25%
2.84%
12/31/2004
Scudder PreservationPlus Income Fund
New York
135,000
 $                   135,000
0.05%
4.25%
2.94%
12/31/2004
Total

4,865,000
 $
4,865,000
1.62%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AE2
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN 7.25% 10/1/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
7.25%
8.92%
12.84%
Benchmark vs Spread (basis points)
345 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
45,000
 $                     45,000
0.02%
1.50%
0.00%
9/17/2004
Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
565,000
 $                   565,000
0.21%
1.50%
0.00%
9/17/2004
Scudder High Income Trust
Chicago
55,000
 $                     55,000
0.02%
1.50%
0.00%
9/17/2004
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.01%
1.50%
0.00%
9/17/2004
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
1.50%
0.00%
9/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.04%
1.50%
0.00%
9/17/2004
SVS II Strategic Income Fund
Chicago
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.02%
1.50%
0.00%
9/17/2004
Total

935,000
 $                   935,000
0.34%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AF9
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN Float 10/1/2010
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
5.66%
8.92%
12.84%
Benchmark vs Spread (basis points)
375 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
45,000
 $                     45,000
0.03%
1.25%
0.00%
9/17/2004
Scudder Income Fund
Boston
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
565,000
 $                   565,000
0.32%
1.25%
0.00%
9/17/2004
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.03%
1.25%
0.00%
9/17/2004
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.02%
1.25%
0.00%
9/17/2004
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.02%
1.25%
0.00%
9/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
SVS II High Income Portfolio
Chicago
95,000
 $                     95,000
0.05%
1.25%
0.00%
9/17/2004
SVS II Strategic Income Fund
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.03%
1.25%
0.00%
9/17/2004
Total

935,000
 $                   935,000
0.53%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
029912AP7
600814AH0
15101QAB4
Issuer
AMERICAN TOWER CORP
MIILICOM INTL
CELESTICA INC
Underwriters
CSFB, Bear Stearns, BNY, Calyon, Citigroup,
DBSI, Goldman Sachs, Greenwich, JP
Morgan, Rabobank, RBC, TD Securities
Morgan Stanley, Citigroup, CSFB, DBSI
Citigroup, BofA, DBSI, CIBC, CSFB,
McDonald, RBC, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMT 7.125% 10/15/2012
MICC 10% 12/1/2013
CLS 7.875% 7/1/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/28/2004
11/19/2003
6/10/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.00%
Rating
Caa1/CCC
B3/B-
Ba3/B+
Current yield
7.13%
10.00%
7.88%
Benchmark vs Spread (basis points)
332 bp
602 bp
332 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.09%
-1.00%
0.11%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,005,000
 $
3,005,000
1.00%
-1.00%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
310,000
 $                   310,000
0.10%
-1.00%
0.17%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.05%
-1.00%
0.11%
9/30/2004
Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.08%
-1.00%
0.21%
9/30/2004
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
-1.00%
0.15%
9/30/2004
SVS II High Income Portfolio
Chicago
505,000
 $                   505,000
0.17%
-1.00%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
45,000
 $                     45,000
0.02%
-1.00%
0.09%
9/30/2004
New York Funds







Scudder Flag Investors Value Builder
New York
3,000,000
 $
3,000,000
1.00%
-1.00%
0.05%
9/30/2004
Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.11%
-1.00%
0.79%
9/30/2004
Total

7,875,000
 $
7,875,000
2.63%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
019622282
718286AW7
900123AU4
Issuer
ARIES VERMOGENSVERWALTNG
REPUGLIC OF PHILIPPINES
REPUBLIC OF TURKEY
Underwriters
DBSI, Goldman Sachs
CSFB, HSBC, UBS
JP Morgan, Lehman Brothers, ABN Amro,
Bear Stearns, Citigroup, Commerabank,
CSFB, Deutsche Bank AG London, HSBC,
HVB, Merrill Lynch International, T Vakiflar,
Turkiye Garanti
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ARIES 9.6% 10/25/2014
PHILIP 8.875% 3/17/2015
TURKEY 9% 6/30/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2004
3/10/2004
6/24/2004
Total dollar amount of offering sold to QIBs
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Public offering price
 $                                                         100.00
 $                                                           99.14
 $                                                           98.73
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.18%
Rating
Ba2/BB+
Ba2/BB
Ba/BB-
Current yield
9.60%
9.00%
9.25%
Benchmark vs Spread (basis points)
499.6 bp
478 bp
475 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
250,000
 $                   250,000
0.01%
12.25%
4.10%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,000,000
 $
3,000,000
0.12%
12.25%
4.41%
9/30/2004
Scudder High Income Trust
Chicago
250,000
 $                   250,000
0.01%
12.25%
5.62%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
250,000
 $                   250,000
0.01%
12.25%
9.26%
9/30/2004
Scudder Strategic Income Fund
Chicago
250,000
 $                   250,000
0.01%
12.25%
4.89%
9/30/2004
SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.02%
12.25%
4.52%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
250,000
 $                   250,000
0.01%
12.25%
4.60%
9/30/2004
Total

4,750,000
 $
4,750,000
0.20%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AD9
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE 7.125% 10/15/2014
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
400,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B2/B+
B2/B
Caa1/CCC+
Current yield
7.13%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.06%
5.00%
1.09%
11/1/2004
Scudder Income Fund
Boston
65,000
 $                     65,000
0.02%
6.10%
0.06%
11/1/2004
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
6.10%
0.00%
11/1/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,955,000
 $
2,955,000
0.74%
4.97%
1.05%
11/1/2004
Scudder High Income Trust
Chicago
305,000
 $                   305,000
0.08%
3.65%
5.73%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.04%
5.00%
0.96%
11/1/2004
Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.06%
5.00%
1.13%
11/1/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
5.21%
0.89%
11/1/2004
Scudder Total Return Fund
Chicago
80,000
 $                     80,000
0.02%
6.10%
1.28%
11/1/2004
SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.13%
4.98%
1.07%
11/1/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%
4.94%
1.19%
11/1/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%
6.10%
1.28%
11/1/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.02%
6.10%
0.36%
11/1/2004
New York Funds







Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.08%
3.65%
4.84%
12/31/2004
Total

5,050,000
 $
5,050,000
1.26%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AA5
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE FRN 10/15/2012
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
250,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B1/B+
B2/B
Caa1/CCC+
Current yield
5.01%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
140,000
 $                   140,000
0.06%
3.65%
4.36%
12/31/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
3.65%
0.79%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,630,000
 $
1,630,000
0.65%
3.65%
4.46%
12/31/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.07%
3.65%
5.73%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%
3.65%
5.86%
12/31/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.05%
3.65%
4.69%
12/31/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
3.65%
5.55%
12/31/2004
Scudder Total Return Fund
Chicago
45,000
 $                     45,000
0.02%
3.65%
5.78%
12/31/2004
SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.11%
3.65%
4.52%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.01%
3.65%
4.43%
12/31/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
3.65%
5.87%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
2.00%
0.00%
10/15/2004
New York Funds







Scudder High Income Plus Fund
New York
185,000
 $                   185,000
0.07%
3.65%
4.84%
12/31/2004
Total

2,775,000
 $
2,775,000
1.11%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BK2
165167BJ5
165167BG1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BofA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Capital, SunTrust, TD Waterhouse,
Wells Fargo
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.375% 6/15/2015
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/1/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
600,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
300,000,000
300,000,000
Public offering price
 $                                                           99.05
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.75%
2.00%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.50%
7.00%
7.76%
Benchmark vs Spread (basis points)
214 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
25,000
 $                     24,763
0.00%
3.19%
-0.17%
12/8/2004
Scudder High Income Opportunity Fund
Boston
95,000
 $                     94,098
0.02%
3.19%
0.85%
12/8/2004
Scudder Income Fund
Boston
25,000
 $                     24,763
0.00%
3.19%
1.09%
12/8/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,050,000
 $
1,040,025
0.18%
3.19%
0.72%
12/8/2004
Scudder High Income Trust
Chicago
110,000
 $                   108,955
0.02%
3.19%
0.97%
12/8/2004
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     54,478
0.01%
3.19%
1.36%
12/8/2004
Scudder Strategic Income Fund
Chicago
80,000
 $                     79,240
0.01%
3.19%
0.83%
12/8/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     14,858
0.00%
3.19%
1.24%
12/8/2004
Scudder Total Return Fund
Chicago
75,000
 $                     74,288
0.01%
3.19%
-0.22%
12/8/2004
SVS II High Income Portfolio
Chicago
185,000
 $                   183,243
0.03%
3.19%
0.81%
12/8/2004
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     14,858
0.00%
3.19%
0.91%
12/8/2004
SVS II Total Return Portfolio
Chicago
25,000
 $                     24,763
0.00%
3.19%
-0.18%
12/8/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     19,810
0.00%
3.19%
1.02%
12/8/2004
New York Funds







Scudder High Income Plus Fund
New York
55,000
 $                     54,478
0.01%
3.19%
0.64%
12/8/2004
Scudder PreservationPlus Income Fund
New York
30,000
 $                     29,715
0.01%
3.19%
0.00%
12/8/2004
Total

1,860,000
 $
1,842,330
0.31%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BH9
165167BC0
870738AE1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAK ENERGY CORP
SWIFT ENERGY CO
Underwriters
UBS, BofA, Bear Stearns, Lehman Brothes,
Morgan Stanley, Citigroup, CSFB, DBSI,
Raymond James, RBC Capital, Bank of
Oklahoma, Barclays, BNP Paribas, Calyon
Securities, Comerica Bank, SunTrust, TD
Securities
Bear Stearns, CSFB, Salomon
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7 8/15/2014
CHK 7.5% 9/13/2009
SFY 7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/28/2004
9/15/2003
6/9/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
Ba3/BB-
Ba3/BB-
B1/BB-
Current yield
7.00%
7.50%
7.63%
Benchmark vs Spread (basis points)
241 bp
226 bp
286 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
110,000
 $                   110,000
0.04%
2.72%
0.33%
8/17/2004
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
2.72%
1.73%
8/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,385,000
 $
1,385,000
0.46%
2.72%
0.38%
8/17/2004
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
2.72%
0.45%
8/17/2004
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
2.72%
3.01%
8/17/2004
Scudder Strategic Income Fund
Chicago
100,000
 $                   100,000
0.03%
2.72%
1.54%
8/17/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
2.72%
3.03%
8/17/2004
Scudder Total Return Fund
Chicago
25,000
 $                     25,000
0.01%
2.72%
-0.59%
8/17/2004
SVS II High Income Portfolio
Chicago
230,000
 $                   230,000
0.08%
2.72%
0.37%
8/17/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
2.72%
1.52%
8/17/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
2.72%
-0.48%
8/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
2.72%
1.76%
8/17/2004
New York Funds







Scudder High Income Plus Fund
New York
155,000
 $                   155,000
0.05%
2.72%
0.67%
8/17/2004
Total

2,320,000
 $
2,320,000
0.77%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
216762AC8
880349AF2
194832AE1
Issuer
COOPER STANDARD AUTO
TENNECO AUTOMOTIVE INC
COLLINS & AIKMAN PRODUCTS
Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
UBS, BNP Paribas, Scotia Capital
BofA, Citigroup, DBSI, JP Morgan, BNY
Capital
DBSI, CSFB, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPER 8.375% 12/15/2014
TEN 8.625% 11/15/2014
CKC 12.875% 8/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
11/9/2004
8/12/2004
Total amount of offering sold to QIBs
350,000,000
500,000,000
415,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
500,000,000
415,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           96.42
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.28%
Rating
B3/B
B3/B
B3/B
Current yield
8.38%
8.63%
13.64%
Benchmark vs Spread (basis points)
427 bp
443 bp
953 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.01%
-0.25%
0.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
100,000
 $                   100,000
0.03%
-0.25%
0.31%
12/31/2004
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
-0.25%
0.15%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,105,000
 $
1,105,000
0.32%
-0.25%
0.36%
12/31/2004
Scudder High Income Trust
Chicago
115,000
 $                   115,000
0.03%
-0.25%
0.47%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,000
0.02%
-0.25%
0.62%
12/31/2004
Scudder Strategic Income Fund
Chicago
85,000
 $                     85,000
0.02%
-0.25%
0.65%
12/31/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%
-0.25%
0.65%
12/31/2004
Scudder Total Return Fund
Chicago
75,000
 $                     75,000
0.02%
-0.25%
0.60%
12/31/2004
SVS II High Income Portfolio
Chicago
195,000
 $                   195,000
0.06%
-0.25%
0.34%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.00%
-0.25%
0.25%
12/31/2004
SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%
-0.25%
0.72%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     20,000
0.01%
-0.25%
0.20%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.02%
-0.25%
0.66%
12/31/2004
Scudder PreservationPlus Income Fund
New York
30,000
 $                     30,000
0.01%
-0.25%
0.04%
12/31/2004
Total

1,950,000
 $
1,950,000
0.56%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
292505AD6
251799AA0
023551AM6
Issuer
ENCANA CORP
DEVON ENERGY CORPORATION
AMERADA HESS CORP
Underwriters
ABN Amro, Lehman Brothers, BofA, BNP
Paribas, Citigroup, HSBC, Bank of Nova
Scotia, Barclays, BMO Nesbitt, BTM Capital,
CIBC, CSFB, DBSI, Goldman Sachs, Merrill
Lynch, Morgan Stanley, RBC Capital, TD
Securities
BofA, UBS, ABN Amro, BMO Nesbitt, CSFB,
DBSI, JP Morgan, RBC Dominion, Salomon,
Wachovia, BNY Capital, Credit Lyonnais,
Tokyo-Mitsubishi
Goldman Sachs, BofA, Barclays Capital, JP
Morgan, Salomon, CIBC, Mizuho, RBS, Scotia
Capital, Tokyo-Mitsubishi
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ECACN 6.5% 8/15/2034
DVN 7.95% 4/15/2032
AHC 7.125% 3/15/2033
Is the affiliate a manager or co-manager of offering?
Jr Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/28/2004
3/20/2002
2/28/2002
Total dollar amount of offering sold to QIBs
 $                                                 750,000,000
 $                                               1,000,000,000
 $                                                 600,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 750,000,000
 $                                               1,000,000,000
 $                                                 600,000,000
Public offering price
 $                                                           99.12
 $                                                           99.48
 $                                                           99.54
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa2/A-
Baa2/BBB
Ba1/BBB-
Current yield
6.57%
8.00%
7.16%
Benchmark vs Spread (basis points)
125 bp
138 bp
179 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
7,990,000
 $
7,919,928
1.07%
6.88%
2.82%
9/30/2004
Total

7,990,000
 $
7,919,928
1.07%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
29267HAA7
03937LAA3
04621XAD0
Issuer
ENDURANCE SPECIALTY HLDG
ARCH CAPITAL GROUP LTD
ASSURANT INC
Underwriters
Barclays Capital, JP Morgan, BofA, BNY,
Calyon, Comerica, DBSI, ING, Wachovia
Goldman Sachs, JP Morgan, BofA, CSFB,
Merrill Lynch, Wachovia
Banc One, Citigroup, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ENH 7% 7/15/2034
ACGL 7.35% 5/1/2034
AIZ 6.75% 2/15/2034
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/8/2004
4/29/2004
2/18/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Public offering price
 $                                                           99.11
 $                                                           99.69
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa1/BBB
BBB-/BBB-
Baa2/BBB+
Current yield
7.07%
7.38%
6.93%
Benchmark vs Spread (basis points)
185 bp
156 bp
156 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,110,000
 $
2,091,179
0.84%
2.22%
2.73%
9/30/2004
SVS I Bond Portfolio
Boston
430,000
 $                   426,164
0.17%
2.22%
2.78%
9/30/2004
Chicago Funds







Scudder Total Return Fund
Chicago
1,815,000
 $
1,798,810
0.73%
2.22%
0.64%
9/30/2004
SVS II Fixed Income Portfolio
Chicago
735,000
 $                   728,444
0.29%
2.22%
2.49%
9/30/2004
SVS II Total Return Portfolio
Chicago
635,000
 $                   629,336
0.25%
2.22%
0.86%
9/30/2004
New York Funds







Scudder Lifecycle Long Range Fund
New York
745,000
 $                   738,355
0.30%
2.22%
1.23%
9/30/2004
Scudder Lifecycle Mid Range Fund
New York
65,000
 $                     64,420
0.03%
2.22%
1.30%
9/30/2004
Scudder Lifecycle Short Range Fund
New York
30,000
 $                     29,732
0.01%
2.22%
1.49%
9/30/2004
Total

6,565,000
 $
6,506,440
2.63%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
33938EAM9
984121BN2
031652AT7
Issuer
FLEXTRONICS INTL LTD
XEROX CORPORATION
AMKOR TECHNOLOGIES INC
Underwriters
CSFB, DBSI, BofA, Citigroup, Lehman
Brothers, ABN Amro, BNP Paribas, HSBC,
Keybanc, RBC Capital, Scotia Capital, UBS
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FLEX 6.25% 11/15/2014
XRX 6.875% 8/15/2011
AMKR 7.025% 3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2004
8/5/2004
3/9/2004
Total amount of offering sold to QIBs
500,000,000
750,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
750,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.30%
1.50%
1.07%
Rating
Ba2/BB-
Ba2/B+
B3B
Current yield
6.25%
6.88%
7.26%
Benchmark vs Spread (basis points)
203 bp
163 bp
525 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
125,000
 $                   125,000
0.03%
-1.00%
2.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
455,000
 $                   455,000
0.09%
-1.00%
2.48%
12/31/2004
Scudder Income Fund
Boston
115,000
 $                   115,000
0.02%
-1.00%
1.04%
12/31/2004
SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.01%
-1.00%
2.81%
12/31/2004
SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.00%
-1.00%
0.99%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
5,165,000
 $
5,165,000
1.03%
-1.00%
2.63%
12/31/2004
Scudder High Income Trust
Chicago
530,000
 $                   530,000
0.11%
-1.00%
3.15%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
260,000
 $                   260,000
0.05%
-1.00%
4.08%
12/31/2004
Scudder Strategic Income Fund
Chicago
380,000
 $                   380,000
0.08%
-1.00%
2.87%
12/31/2004
Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%
-1.00%
3.85%
12/31/2004
Scudder Total Return Fund
Chicago
360,000
 $                   360,000
0.07%
-1.00%
2.55%
12/31/2004
SVS II High Income Portfolio
Chicago
905,000
 $                   905,000
0.18%
-1.00%
2.57%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.02%
-1.00%
2.60%
12/31/2004
SVS II Total Return Portfolio
Chicago
125,000
 $                   125,000
0.03%
-1.00%
2.85%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
100,000
 $                   100,000
0.02%
-1.00%
1.11%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
260,000
 $                   260,000
0.05%
-1.00%
2.84%
12/31/2004
Scudder PreservationPlus Income Fund
New York
280,000
 $                   280,000
0.06%
-1.00%
2.94%
12/31/2004
Total

9,245,000
 $
9,245,000
1.85%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAC1
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL 7.125% 7/15/2014
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
N/A
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
7.13%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
225,000
 $                   225,000
0.05%
1.25%
0.00%
7/16/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%
1.25%
0.00%
7/16/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.25%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,760,000
 $
2,760,000
0.55%
1.25%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
285,000
 $                   285,000
0.06%
1.25%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.03%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.04%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
460,000
 $                   460,000
0.09%
1.25%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
1.25%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
320,000
 $                   320,000
0.06%
1.25%
0.00%
7/16/2004
Total

4,645,000
 $
4,645,000
0.93%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAA5
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL Float 7/15/2009
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
4.38%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.03%
1.13%
0.00%
7/16/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
1.13%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,675,000
 $
1,675,000
0.42%
1.13%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.04%
1.13%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.02%
1.13%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.03%
1.13%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
1.13%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.01%
1.13%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
280,000
 $                   280,000
0.07%
1.13%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
1.13%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.13%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
1.13%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.05%
1.13%
0.00%
7/16/2004
Total

2,800,000
 $
2,800,000
0.70%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
382383AF4
120111BB4
009037AE2
Issuer
GOODMAN GLOBAL HOLDINGS
BUILDING MATERIALS CORP
AINSWORTH LUMBER
Underwriters
CSFB, JP Morgan, UBS, DBSI, Merrill Lynch
Citigroup, DBSI, JP Morgan
DBSI, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GOOGLO 7.875% 12/15/2012
GAFP 7.75% 8/1/2014
AINSCN 7.25% 10/1/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2004
7/21/2004
9/17/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
250,000,000
275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
1.75%
1.75%
Rating
Caa1/B-
B2/B+
B2/B+
Current yield
7.88%
7.75%
7.25%
Benchmark vs Spread (basis points)
400 bp
386 bp
304 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
220,000
 $                   220,000
0.06%
-1.00%
0.35%
12/31/2004
Scudder High Income Opportunity Fund
Boston
770,000
 $                   770,000
0.19%
-1.00%
0.31%
12/31/2004
SVS I Balanced Portfolio
Boston
40,000
 $                     40,000
0.01%
-1.00%
0.34%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
8,555,000
 $
8,555,000
2.14%
-1.00%
0.54%
12/31/2004
Scudder High Income Trust
Chicago
885,000
 $                   885,000
0.22%
-1.00%
-9.89%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
440,000
 $                   440,000
0.11%
-1.00%
0.51%
12/31/2004
Scudder Strategic Income Fund
Chicago
645,000
 $                   645,000
0.16%
-1.00%
0.00%
12/31/2004
Scudder Strategic Income Trust
Chicago
105,000
 $                   105,000
0.03%
-1.00%
0.58%
12/31/2004
Scudder Total Return Fund
Chicago
595,000
 $                   595,000
0.15%
-1.00%
0.28%
12/31/2004
SVS II High Income Portfolio
Chicago
1,515,000
 $
1,515,000
0.38%
-1.00%
0.46%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
125,000
 $                   125,000
0.03%
-1.00%
0.00%
12/31/2004
SVS II Total Return Portfolio
Chicago
205,000
 $                   205,000
0.05%
-1.00%
0.36%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
465,000
 $                   465,000
0.12%
-1.00%
0.79%
12/31/2004
Total

14,565,000
 $
14,565,000
3.64%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAA9
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 8.5% 10/15/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
8.50%
8.92%
12.84%
Benchmark vs Spread (basis points)
462 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
305,000
 $                   305,000
0.12%
2.00%
0.11%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,590,000
 $
3,590,000
1.44%
2.00%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
375,000
 $                   375,000
0.15%
2.00%
0.17%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
185,000
 $                   185,000
0.07%
2.00%
0.11%
9/30/2004
Scudder Strategic Income Fund
Chicago
265,000
 $                   265,000
0.11%
2.00%
0.21%
9/30/2004
Scudder Strategic Income Trust
Chicago
45,000
 $                     45,000
0.02%
2.00%
0.15%
9/30/2004
SVS II High Income Portfolio
Chicago
605,000
 $                   605,000
0.24%
2.00%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%
2.00%
0.17%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
400,000
 $                   400,000
0.16%
2.00%
0.79%
9/30/2004
Total

5,820,000
 $
5,820,000
2.33%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAB7
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 9.875% 10/15/2014
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
9.88%
8.92%
12.84%
Benchmark vs Spread (basis points)
578 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.07%
2.23%
0.00%
9/29/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,985,000
 $
2,985,000
0.80%
2.23%
0.00%
9/29/2004
Scudder High Income Trust
Chicago
310,000
 $                   310,000
0.08%
2.22%
0.00%
9/29/2004
Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.04%
2.23%
0.00%
9/29/2004
Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.06%
2.22%
0.00%
9/29/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
2.20%
0.00%
9/29/2004
SVS II High Income Portfolio
Chicago
505,000
 $                   505,000
0.13%
2.23%
0.00%
9/29/2004
SVS II Strategic Income Fund
Chicago
45,000
 $                     45,000
0.01%
2.25%
0.00%
9/29/2004
New York Funds







Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.09%
2.22%
0.00%
9/29/2004
Total

4,850,000
 $
4,850,000
1.29%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020084936
828709AE5
74112BAA3
Issuer
GROHE HOLDING GMBH
SIMMONS CO
PRESTIGE BRANDS INC
Underwriters
Ctigroup, CSFB, Deutsche Bank AG London
DBSI, Goldman Sachs, UBS
BofA, Citigroup, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GROHE 8.625% 10/1/2014
SIMMON 7.875% 1/15/2014
PREBRA 9.25% 4/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2004
12/10/2003
3/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
B3/B-
Caa1/B-
Caa1/CCC+
Current yield
8.63%
7.88%
9.25%
Benchmark vs Spread (basis points)
462 bp
336 bp
550 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.06%
26.88%
0.58%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,855,000
 $
2,855,000
0.70%
26.88%
0.69%
9/30/2004
Scudder High Income Trust
Chicago
295,000
 $                   295,000
0.07%
26.88%
0.67%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
150,000
 $                   150,000
0.04%
26.88%
0.87%
9/30/2004
Scudder Strategic Income Fund
Chicago
215,000
 $                   215,000
0.05%
26.88%
0.72%
9/30/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     50,000
0.01%
26.88%
0.83%
9/30/2004
SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.12%
26.88%
0.60%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     50,000
0.01%
26.88%
0.78%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
320,000
 $                   320,000
0.08%
26.88%
0.92%
9/30/2004
Total

4,665,000
 $
4,665,000
1.15%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44701QAH5
44701RAF7
07329UAB8
Issuer
HUNTSMAN INTL LLC
HUNTSMAN LLC
BCP CAYLUX
Underwriters
CSFB, DBSI
Citigroup, CSFB, DBSI, JP Morgan, UBS,
Merrill Lynch
BofA, DBSI, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUNTSM 7.275% 1/1/2015
HUNTSM 11.5% 7/15/2012
BCPLU 10.375% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2004
6/15/2004
6/3/2004
Total amount of offering sold to QIBs
175,000,000
300,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
300,000,000
200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
3.00%
Rating
Caa1/CCC+
B3/CCC+
B3/B-
Current yield
7.38%
11.50%
10.38%
Benchmark vs Spread (basis points)
310 bp
379 bp
413 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.02%
0.25%
1.15%
12/31/2004
Scudder High Income Opportunity Fund
Boston
105,000
 $                   105,000
0.06%
0.25%
1.39%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,145,000
 $
1,145,000
0.65%
0.25%
1.58%
12/31/2004
Scudder High Income Trust
Chicago
120,000
 $                   120,000
0.07%
0.25%
1.89%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
60,000
 $                     60,000
0.03%
0.25%
2.36%
12/31/2004
Scudder Strategic Income Fund
Chicago
85,000
 $                     85,000
0.05%
0.25%
1.31%
12/31/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
0.25%
1.31%
12/31/2004
Scudder Total Return Fund
Chicago
80,000
 $                     80,000
0.05%
0.25%
1.18%
12/31/2004
SVS II High Income Portfolio
Chicago
205,000
 $                   205,000
0.12%
0.25%
1.50%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.25%
1.24%
12/31/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.02%
0.25%
1.22%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.03%
0.25%
1.56%
12/31/2004
Total

1,950,000
 $
1,950,000
1.11%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
Common 020773456
44701RAF7
07329UAB8
Issuer
HUNTSMAN INTL LLC
HUNTSMAN LLC
BCP CAYLUX
Underwriters
CSFB, Deutsche Bank AG London
Citigroup, CSFB, DBSI, JP Morgan, UBS,
Merrill Lynch
BofA, DBSI, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUNTSM 7.5% 1/1/2015
HUNTSM 11.5% 7/15/2012
BCPLU 10.375% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2004
6/15/2004
6/3/2004
Total amount of offering sold to QIBs
175,000,000
300,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
300,000,000
200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
3.00%
Rating
Caa1/CCC+
B3/CCC+
B3/B-
Current yield
7.50%
11.50%
10.38%
Benchmark vs Spread (basis points)
377 bp
379 bp
413 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.02%
35.92%
1.15%
12/31/2004
Scudder High Income Opportunity Fund
Boston
105,000
 $                   105,000
0.06%
35.92%
1.39%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,145,000
 $
1,145,000
0.65%
35.92%
1.58%
12/31/2004
Scudder High Income Trust
Chicago
120,000
 $                   120,000
0.07%
35.92%
1.89%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
60,000
 $                     60,000
0.03%
35.92%
2.36%
12/31/2004
Scudder Strategic Income Fund
Chicago
85,000
 $                     85,000
0.05%
35.92%
1.31%
12/31/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
35.92%
1.31%
12/31/2004
Scudder Total Return Fund
Chicago
80,000
 $                     80,000
0.05%
35.92%
1.18%
12/31/2004
SVS II High Income Portfolio
Chicago
205,000
 $                   205,000
0.12%
35.92%
1.50%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
35.92%
1.24%
12/31/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.02%
35.92%
1.22%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.03%
35.92%
1.56%
12/31/2004
Total

1,950,000
 $
1,950,000
1.11%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00765AAA0
019012646
17243RAB7
Issuer
ADVERTISING DIRECT SOLUTIONS
WARNER MUSIC GROUP
CINEMARK INC
Underwriters
BofA, DBSI, JP Morgan, Merrill Lynch
BofA, Deutsche Bank AG London, Lehman
Brothers, Merrill Lynch
Goldman Sachs, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ADVDIR 9.25% 11/15/2012
WARMUS 7.375% 4/15/2014
CINMRK 9.75% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2004
4/1/2004
??
Total amount of offering sold to QIBs
170,000,000
465,000,000
577,173,000
Total amount of any concurrent public offering
0
0
0
Total
170,000,000
465,000,000
577,173,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           62.37
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.50%
2.50%
2.50%
Rating
Caa1/B-
B3/B-
Caa1/B-
Current yield
9.25%
7.38%
10.53%
Benchmark vs Spread (basis points)
538 bp
303 bp
488 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
315,000
 $                   315,000
0.19%
5.00%
3.68%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,565,000
 $
3,565,000
2.10%
5.00%
3.75%
12/31/2004
Scudder High Income Trust
Chicago
375,000
 $                   375,000
0.22%
5.00%
4.66%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
185,000
 $                   185,000
0.11%
5.00%
5.29%
12/31/2004
Scudder Strategic Income Fund
Chicago
270,000
 $                   270,000
0.16%
5.00%
3.74%
12/31/2004
Scudder Strategic Income Trust
Chicago
45,000
 $                     45,000
0.03%
5.00%
5.08%
12/31/2004
SVS II High Income Portfolio
Chicago
605,000
 $                   605,000
0.36%
5.00%
3.78%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.03%
5.00%
5.08%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
175,000
 $                   175,000
0.10%
5.00%
4.44%
12/31/2004
Scudder PreservationPlus Income Fund
New York
230,000
 $                   230,000
0.14%
5.00%
3.30%
12/31/2004
Total

5,815,000
 $
5,585,000
3.29%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45248GAA9
01958XBD8
977255AA6
Issuer
IMCO RECYCLING ESCROW
ALLIED WASTE NORTH AMERICA
WISE METALS GROUP LLC
Underwriters
Citigroup, DBSI, Keybanc, LaSalle, Natcity,
PNC Capital, Wachovia
Citigroup, DBSI, CSFB, JP Morgan, UBS
DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IMR 9% 9/15/2014
AW 5.75% 2/15/2011
WISMET 10.25% 5/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2004
1/21/2004
4/30/2004
Total amount of offering sold to QIBs
125,000,000
400,000,000
150,000,000
Total amount of any concurrent public offering
0
0
0
Total
125,000,000
400,000,000
150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.63%
2.75%
Rating
B3/B-
B2/BB-
B2/B
Current yield
9.00%
5.75%
10.25%
Benchmark vs Spread (basis points)
495 bp
329 bp
569 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
25,000
 $                     25,000
0.02%
3.12%
0.64%
11/4/2004
Chicago Funds







Scudder High Income Fund
Chicago
285,000
 $                   285,000
0.23%
3.12%
0.73%
11/4/2004
Scudder High Income Trust
Chicago
30,000
 $                     30,000
0.02%
3.13%
0.82%
11/4/2004
Scudder Multi-Market Income Trust
Chicago
15,000
 $                     15,000
0.01%
3.13%
1.17%
11/4/2004
Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.02%
3.13%
0.63%
11/4/2004
SVS II High Income Portfolio
Chicago
50,000
 $                     50,000
0.04%
3.13%
0.71%
11/4/2004
New York Funds







Scudder High Income Plus Fund
New York
15,000
 $                     15,000
0.01%
3.13%
0.52%
11/4/2004
Scudder PreservationPlus Income Fund
New York
20,000
 $                     20,000
0.02%
3.13%
0.00%
11/4/2004
Total

460,000
 $                   460,000
0.37%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAD6
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 7.625% 8/1/2012
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B2/B
B3/B-
B3/B
Current yield
7.63%
8.00%
8.25%
Benchmark vs Spread (basis points)
343 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
355,000
 $                   355,000
0.10%
1.94%
0.00%
7/20/2004
Scudder Income Fund
Boston
95,000
 $                     95,000
0.03%
1.94%
0.00%
7/20/2004
SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.01%
1.94%
0.00%
7/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
4,395,000
 $
4,395,000
1.26%
1.94%
0.00%
7/20/2004
Scudder High Income Trust
Chicago
450,000
 $                   450,000
0.13%
1.94%
0.00%
7/20/2004
Scudder Multi-Market Income Trust
Chicago
220,000
 $                   220,000
0.06%
1.94%
0.00%
7/20/2004
Scudder Strategic Income Fund
Chicago
320,000
 $                   320,000
0.09%
1.94%
0.00%
7/20/2004
Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.02%
1.94%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
75,000
 $                     75,000
0.02%
1.94%
0.00%
7/20/2004
SVS II High Income Portfolio
Chicago
725,000
 $                   725,000
0.21%
1.94%
0.00%
7/20/2004
SVS II Strategic Income Fund
Chicago
55,000
 $                     55,000
0.02%
1.94%
0.00%
7/20/2004
SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%
1.94%
0.00%
7/20/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
80,000
 $                     80,000
0.02%
1.94%
0.00%
7/20/2004
New York Funds







Scudder High Income Plus Fund
New York
505,000
 $                   505,000
0.14%
1.94%
0.00%
7/20/2004
Total

7,375,000
 $
7,375,000
2.11%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAA2
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 8.5% 8/1/2014
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B3/B
B3/B-
B3/B
Current yield
8.50%
8.00%
8.25%
Benchmark vs Spread (basis points)
411 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.02%
0.87%
0.00%
7/20/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.00%
0.89%
0.00%
7/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,655,000
 $
1,655,000
0.19%
0.87%
0.00%
7/20/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.02%
0.88%
0.00%
7/20/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.01%
0.87%
0.00%
7/20/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.01%
0.88%
0.00%
7/20/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.00%
0.82%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.00%
0.88%
0.00%
7/20/2004
SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.03%
0.87%
0.00%
7/20/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.00%
0.82%
0.00%
7/20/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.00%
0.00%
7/20/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.00%
0.88%
0.00%
7/20/2004
New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.02%
0.88%
0.00%
7/20/2004
Total

2,775,000
 $
2,775,000
0.33%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
51508LAA1
145749AA5
358497AC9
Issuer
LANDRY'S RESTAURANTS INC
CARROLS CORP
FRIENDLY ICE CREAM CORP
Underwriters
BofA, DBSI, Wachovia
BofA, JP Morgan, Lehman Brothers, SunTrust,
Wachovia
Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LNY 7.5% 12/15/2014
CRLL 9% 1/15/2013
FRN 8.375% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2004
12/9/2004
3/3/2004
Total amount of offering sold to QIBs
400,000,000
180,000,000
175,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
180,000,000
175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.38%
2.75%
2.75%
Rating
B2/B
B3/B-
B2/B-
Current yield
7.50%
9.00%
8.38%
Benchmark vs Spread (basis points)
343 bp
455 bp
462 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
45,000
 $                     45,000
0.01%
0.18%
0.00%
12/15/2004
Scudder High Income Opportunity Fund
Boston
150,000
 $                   150,000
0.04%
0.19%
0.00%
12/15/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
0.20%
0.00%
12/15/2004
SVS I Balanced Portfolio
Boston
10,000
 $                     10,000
0.00%
0.25%
0.00%
12/15/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,640,000
 $
1,640,000
0.41%
0.19%
0.00%
12/15/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.04%
0.20%
0.00%
12/15/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.02%
0.18%
0.00%
12/15/2004
Scudder Strategic Income Fund
Chicago
125,000
 $                   125,000
0.03%
0.18%
0.00%
12/15/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
0.19%
0.00%
12/15/2004
Scudder Total Return Fund
Chicago
115,000
 $                   115,000
0.03%
0.19%
0.00%
12/15/2004
SVS II High Income Portfolio
Chicago
290,000
 $                   290,000
0.07%
0.19%
0.00%
12/15/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.01%
0.18%
0.00%
12/15/2004
SVS II Total Return Portfolio
Chicago
40,000
 $                     40,000
0.01%
0.19%
0.00%
12/15/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
0.18%
0.00%
12/15/2004
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.02%
0.19%
0.00%
12/15/2004
Scudder PreservationPlus Income Fund
New York
45,000
 $                     45,000
0.01%
0.18%
0.00%
12/15/2004
Total

2,915,000
 $
2,915,000
0.73%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
540423AC4
17243RAA9
45245EAF6
Issuer
LCE ACQUISITION CORP
CINEMARK INC
IMAX CORP
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman
Brothers
Goldman Sachs, Lehman Brothers, BNY
Capital, CIBC, DBSI
CSFB, Jefferies, US Bancorp, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LCPFQ 9% 8/1/2014
CINMRK 9.75% 6/15/2014
IMXCN 9.625% 12/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/22/2004
3/29/2004
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 315,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 315,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Public offering price
 $                                                         100.00
 $                                                           62.37
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.69%
Rating
B3/CCC+
Caa1/B-
B3/B-
Current yield
9.00%
10.35%
9.63%
Benchmark vs Spread (basis points)
454 bp
480 bp
624 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.08%
3.25%
2.64%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,030,000
 $
3,030,000
0.96%
3.25%
3.05%
9/30/2004
Scudder High Income Trust
Chicago
310,000
 $                   310,000
0.10%
3.25%
3.48%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.05%
3.25%
6.12%
9/30/2004
Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.07%
3.25%
3.52%
9/30/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
3.25%
6.03%
9/30/2004
SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.16%
3.25%
2.97%
9/30/2004
SVS II Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
3.11%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
350,000
 $                   350,000
0.11%
3.25%
3.49%
9/30/2004
Total

4,885,000
 $
4,885,000
1.55%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAC1
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BAGSMI 6.875% 12/15/2011
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
200,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.25%
2.50%
Rating
Ba3/B+
Ba3/BB+
Ba2/BB+
Current yield
6.88%
6.75%
7.13%
Benchmark vs Spread (basis points)
304 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.04%
3.00%
0.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.12%
3.00%
0.31%
12/31/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.03%
3.00%
0.15%
12/31/2004
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%
3.00%
0.69%
12/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.01%
3.00%
0.14%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
1.37%
3.00%
0.36%
12/31/2004
Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.14%
3.00%
0.47%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.07%
3.00%
0.62%
12/31/2004
Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.10%
3.00%
0.65%
12/31/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.02%
3.00%
0.65%
12/31/2004
Scudder Total Return Fund
Chicago
190,000
 $                   190,000
0.10%
3.00%
0.60%
12/31/2004
SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.24%
3.00%
0.34%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%
3.00%
0.25%
12/31/2004
SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.03%
3.00%
0.72%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.03%
3.00%
0.20%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
150,000
 $                   150,000
0.08%
3.00%
0.66%
12/31/2004
Scudder PreservationPlus Income Fund
New York
70,000
 $                     70,000
0.04%
3.00%
0.04%
12/31/2004
Total

4,850,000
 $
4,850,000
2.43%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAE7
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MAGSMI 8% 12/15/2014
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
250,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.10%
1.25%
2.50%
Rating
B2/B-
Ba3/BB+
Ba2/BB+
Current yield
8.00%
6.75%
7.13%
Benchmark vs Spread (basis points)
382 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.03%
4.25%
0.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.10%
4.25%
0.31%
12/31/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.02%
4.25%
0.15%
12/31/2004
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%
4.25%
0.69%
12/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
4.25%
0.14%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
1.09%
4.25%
0.36%
12/31/2004
Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.11%
4.25%
0.47%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.06%
4.25%
0.62%
12/31/2004
Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.08%
4.25%
0.65%
12/31/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
4.25%
0.65%
12/31/2004
Scudder Total Return Fund
Chicago
190,000
 $                   190,000
0.08%
4.25%
0.60%
12/31/2004
SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.19%
4.25%
0.34%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%
4.25%
0.25%
12/31/2004
SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.03%
4.25%
0.72%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.02%
4.25%
0.20%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
150,000
 $                   150,000
0.06%
4.25%
0.66%
12/31/2004
Scudder PreservationPlus Income Fund
New York
70,000
 $                     70,000
0.03%
4.25%
0.04%
12/31/2004
Total

4,850,000
 $
4,850,000
1.94%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
59156RAJ7
37247DAB2
571748AK8
Issuer
METLIFE INC
GENWORTH FINANCIAL INC
MARSH & MCLENNAN COS INC
Underwriters
Citigroup, Wachovia, BofA, DBSI, HSBC,
Ramirez & Co
Citigroup, DBSI, Lehman Brothers
Citigroup, BofA, JP Morgan, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FET 6.375% 6/15/2034
GNW 6.5% 6/15/2034
MMC 5.875% 8/1/2033
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
6/9/2004
7/23/2003
Total dollar amount of offering sold to QIBs
 $                                                 350,000,000
 $                                                 300,000,000
 $                                                 300,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 350,000,000
 $                                                 300,000,000
 $                                                 300,000,000
Public offering price
 $                                                         101.97
 $                                                           98.74
 $                                                           99.14
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.88%
0.88%
Rating
A2/A
A2/A
A2/A+
Current yield
6.23%
6.60%
5.94%
Benchmark vs Spread (basis points)
110 bp
110 bp
105 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,015,000
 $
2,054,696
0.58%
7.29%
2.26%
9/17/2004
Total

2,015,000
 $
2,054,696
0.58%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
61746SBC2
929903AD4
073902CF3
Issuer
MORGAN STANLEY
WACHOVIA CORPORATION
BEAR STEARNS CO INC
Underwriters
Morgan Stanley, Blaylock, Commerzbank,
DBSI, Mitsubishi, Ramirez, Wachovia,
Westdeutsche
Wachovia, Barclays, Bear Stearns, Citigroup,
Goldman Sachs, Merrill Lynch, UBS, Blaylock,
Buzman, Keefe Bruyette, Loop Capital,
Sandler O'Neill, Utendahl, Williams
Bear Stearns, BofA, Banc One, Bank of Nova
Scotia, BB&T, BNP Paribas, Credit Lyonnais,
Danske Bank, JP Morgan, Mellon Bank, Merrill
Lynch, Morgan Stanley, Stifel Nicolaus,
Wachovia, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MWD 4% 1/15/2010
WB 3.625% 2/17/2009
BSC 3.25% 3/25/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2004
2/3/2004
3/18/2004
Total amount of offering sold to QIBs
1,950,000,000
1,250,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,950,000,000
1,250,000,000
750,000,000
Public offering price
 $                                                           99.65
 $                                                           99.77
 $                                                           99.64
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
Aa3/A+
Aa3/A
A1/A
Current yield
4.08%
3.68%
3.34%
Benchmark vs Spread (basis points)
73 bp
24 bp
49 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
737,000
 $                   734,413
0.04%
0.60%
2.59%
12/31/2004
Scudder Income Fund
Boston
2,425,000
 $
2,416,488
0.12%
0.60%
0.50%
12/31/2004
SVS I Balanced Portfolio
Boston
141,000
 $                   140,505
0.01%
0.60%
2.54%
12/31/2004
SVS I Bond Portfolio
Boston
509,000
 $                   507,213
0.03%
0.60%
0.56%
12/31/2004
Chicago Funds







Scudder Total Return Fund
Chicago
1,905,000
 $
1,898,313
0.10%
0.60%
2.44%
12/31/2004
SVS II Fixed Income Portfolio
Chicago
945,000
 $                   941,683
0.05%
0.60%
0.17%
12/31/2004
SVS II Total Return Portfolio
Chicago
676,000
 $                   673,627
0.03%
0.60%
2.57%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
521,000
 $                   519,171
0.03%
0.60%
0.65%
12/31/2004
New York Funds







Scudder Fixed Income Fund
New York
3,604,000
 $
3,591,350
0.18%
0.60%
0.22%
12/31/2004
Scudder Lifecycle Long Range Fund
New York
884,000
 $                   880,897
0.05%
0.60%
3.55%
12/31/2004
Scudder Lifecycle Mid Range Fund
New York
75,000
 $                     74,737
0.00%
0.60%
2.68%
12/31/2004
Scudder Lifecycle Short Range Fund
New York
37,000
 $                     36,870
0.00%
0.60%
1.37%
12/31/2004
Total

12,459,000
 $
12,415,269
0.64%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65250GAA2
20903HAA6
65332VBF9
Issuer
NEW SKIES SATELLITES
CONSOLIDATED COMM HLD
NEXTEL COMMUNICATIONS
Underwriters
DBSI, ABN Amro
Citigroup, CSFB, DBSI
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NSKIES FRN 11/1/2011
CONCOM 9.75% 4/1/2012
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
ABN Amro
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/22/2004
4/2/2004
3/16/2004
Total amount of offering sold to QIBs
160,000,000
200,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
160,000,000
200,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
1.50%
Rating
B3/B-
B3/B-
Ba3/BB
Current yield
7.44%
9.75%
6.27%
Benchmark vs Spread (basis points)
N/A - FRN
555 bp
216 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
25,000
 $                     25,000
0.02%
1.00%
0.44%
10/27/2007
Chicago Funds







Scudder High Income Fund
Chicago
290,000
 $                   290,000
0.18%
1.00%
0.32%
10/27/2007
Scudder High Income Trust
Chicago
30,000
 $                     30,000
0.02%
1.00%
0.50%
10/27/2007
Scudder Multi-Market Income Trust
Chicago
15,000
 $                     15,000
0.01%
1.00%
0.11%
10/27/2007
Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
1.00%
0.28%
10/27/2007
SVS II High Income Portfolio
Chicago
50,000
 $                     50,000
0.03%
1.00%
0.36%
10/27/2007
New York Funds







Scudder High Income Plus Fund
New York
35,000
 $                     35,000
0.02%
0.71%
0.13%
10/27/2007
Total

465,000
 $                   465,000
0.29%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
668074AK3
00130HBC8
165167BG1
Issuer
NORTHWESTERN CORP
AES CORPORATION
CHESAPEAKE ENERGY CORP
Underwriters
CSFB, Lehman Brothers, DBSI
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NWEC 5.875% 11/1/2014
AES 7.75% 3/1/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Lead manager
Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
2/10/2004
5/20/2004
Total amount of offering sold to QIBs
225,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
225,000,000
500,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                           98.29
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.00%
Rating
Ba1/BB
B2/B-
Ba3/BB-
Current yield
5.88%
8.01%
7.76%
Benchmark vs Spread (basis points)
191 bp
264 bp
229 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
235,000
 $                   235,000
0.10%
2.30%
4.14%
12/31/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.03%
2.30%
0.44%
12/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
2.30%
0.42%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,670,000
 $
2,670,000
1.19%
2.30%
4.27%
12/31/2004
Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.12%
2.30%
5.38%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.06%
2.30%
5.74%
12/31/2004
Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.09%
2.30%
3.81%
12/31/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.02%
2.30%
5.48%
12/31/2004
Scudder Total Return Fund
Chicago
70,000
 $                     70,000
0.03%
2.30%
6.28%
12/31/2004
SVS II High Income Portfolio
Chicago
455,000
 $                   455,000
0.20%
2.30%
4.28%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%
2.30%
3.55%
12/31/2004
SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%
2.30%
6.42%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.02%
2.30%
0.86%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
310,000
 $                   310,000
0.14%
2.30%
4.71%
12/31/2004
Total

4,585,000
 $
4,585,000
2.04%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAD7
011679AC1
749121BS7
Issuer
QWEST CORPORATION
ALASKA COMM SYS HLDGS
QWEST COMMUNICATIONS INT
Underwriters
DBSI, Goldman Sachs, Lehman Brother,
BofA, CSFB, Wachovia, BNY, Citigroup, RBS,
Wells Fargo
Chase Securities
JP Morgan, Morgan Stanley, UBS, BofA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7.875% 9/1/2011
ALSK 9.375% 5/15/2009
QUS Float 2/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/12/2004
5/1/1999
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.68
 $                                                           99.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.25%
1.75%
Rating
Ba3/BB-
B3/B-
B3/B
Current yield
8.13%
9.64%
8.93%
Benchmark vs Spread (basis points)
454 bp
616 bp
545 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
155,000
 $                   152,946
0.03%
-1.09%
0.00%
8/12/2004
Scudder Income Fund
Boston
165,000
 $                   162,814
0.03%
3.75%
1.31%
9/30/2004
SVS I Bond Portfolio
Boston
40,000
 $                     39,470
0.01%
3.75%
1.30%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,879,759
0.33%
-1.09%
0.00%
8/12/2004
Scudder High Income Trust
Chicago
200,000
 $                   197,350
0.03%
-1.09%
0.00%
8/12/2004
Scudder Multi-Market Income Trust
Chicago
100,000
 $                     98,675
0.02%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Fund
Chicago
140,000
 $                   138,145
0.02%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     24,669
0.00%
-1.10%
0.00%
8/12/2004
Scudder Total Return Fund
Chicago
450,000
 $                   444,038
0.08%
3.75%
3.41%
9/30/2004
SVS II High Income Portfolio
Chicago
320,000
 $                   315,760
0.06%
-1.09%
0.00%
8/12/2004
SVS II Strategic Income Fund
Chicago
25,000
 $                     24,669
0.00%
-1.08%
0.00%
8/12/2004
SVS II Total Return Portfolio
Chicago
160,000
 $                   157,880
0.03%
3.75%
3.56%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
235,000
 $                   231,886
0.04%
3.75%
1.58%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
205,000
 $                   202,284
0.04%
-1.09%
0.00%
8/12/2004
Total

4,125,000
 $
4,070,344
0.72%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
75952BAM7
165167BJ5
165167BG1
Issuer
RELIANT ENERGY INC
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BofA, Barclays, DBSI, Goldman Sachs, Merrill
Lynch, ABN Amro, JP Morgan, Scotia Capital,
UBS
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RRI 6.75% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
750,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
1.75%
2.00%
Rating
B1/B+
Ba3/BB-
Ba3/BB-
Current yield
6.75%
7.00%
7.76%
Benchmark vs Spread (basis points)
262 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   140,000
0.02%
1.34%
0.00%
12/14/2004
Scudder High Income Opportunity Fund
Boston
490,000
 $                   490,000
0.07%
1.34%
0.00%
12/14/2004
Scudder Income Fund
Boston
120,000
 $                   120,000
0.02%
1.33%
0.00%
12/14/2004
SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.00%
1.35%
0.00%
12/14/2004
SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.00%
1.35%
0.00%
12/14/2004
Chicago Funds







Scudder High Income Fund
Chicago
5,420,000
 $
5,420,000
0.72%
1.34%
0.00%
12/14/2004
Scudder High Income Trust
Chicago
560,000
 $                   560,000
0.07%
1.33%
0.00%
12/14/2004
Scudder Multi-Market Income Trust
Chicago
280,000
 $                   280,000
0.04%
1.34%
0.00%
12/14/2004
Scudder Strategic Income Fund
Chicago
410,000
 $                   410,000
0.05%
1.34%
0.00%
12/14/2004
Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%
1.33%
0.00%
12/14/2004
Scudder Total Return Fund
Chicago
375,000
 $                   375,000
0.05%
1.34%
0.00%
12/14/2004
SVS II High Income Portfolio
Chicago
960,000
 $                   960,000
0.13%
1.34%
0.00%
12/14/2004
SVS II Strategic Income Portfolio
Chicago
80,000
 $                     80,000
0.01%
1.34%
0.00%
12/14/2004
SVS II Total Return Portfolio
Chicago
130,000
 $                   130,000
0.02%
1.34%
0.00%
12/14/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
105,000
 $                   105,000
0.01%
1.34%
0.00%
12/14/2004
New York Funds







Scudder High Income Plus Fund
New York
295,000
 $                   295,000
0.04%
1.34%
0.00%
12/14/2004
Scudder PreservationPlus Income Fund
New York
140,000
 $                   140,000
0.02%
1.34%
0.00%
12/14/2004
Total

9,620,000
 $
9,620,000
1.28%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
900123AV2
900123AQ3
105756BC3
Issuer
REPUBLIC OF TURKEY
REPUBLIC OF TURKEY
FED REPUBLIC OF BRAZIL
Underwriters
Citigroup, Morgan Stanley, Bear Stearns,
CSFB, Deutsche Bank AG London, Disbank,
Goldman Sachs Intl, HSBC, JP Morgan,
Kocbank, Lehman Brothers Intl, Merrill Lynch
Intl, UBS
JP Morgan, Salomon
Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TURKEY 7.25% 3/15/2015
TURKEY 10.5% 1/13/2008
BRAZIL Float 6/29/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2004
11/7/2002
6/21/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.57
 $                                                           99.16
 $                                                           99.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.35%
0.25%
Rating
B1/BB-
B1/BB-
B1/BB-
Current yield
7.45%
10.80%
7.04%
Benchmark vs Spread (basis points)
333 bp
288 bp
396 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
325,000
 $                   320,362
0.03%
-0.94%
0.00%
9/30/2004
Scudder Income Fund
Boston
85,000
 $                     83,787
0.01%
-0.94%
0.00%
9/30/2004
SVS I Bond Portfolio
Boston
15,000
 $                     14,786
0.00%
-0.94%
0.00%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,785,000
 $
3,730,988
0.38%
-0.94%
0.00%
9/30/2004
Scudder High Income Trust
Chicago
395,000
 $                   389,363
0.04%
-0.94%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
195,000
 $                   192,217
0.02%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Fund
Chicago
285,000
 $                   280,933
0.03%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,287
0.01%
-0.94%
0.00%
9/30/2004
Scudder Total Return Fund
Chicago
85,000
 $                     83,787
0.01%
-0.94%
0.00%
9/30/2004
SVS II High Income Portfolio
Chicago
640,000
 $                   630,867
0.06%
-0.94%
0.00%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     49,287
0.01%
-0.94%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     29,572
0.00%
-0.94%
0.00%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
75,000
 $                     73,930
0.01%
-0.94%
0.00%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
425,000
 $                   418,935
0.04%
-0.94%
0.00%
9/30/2004
Total

6,440,000
 $
6,348,101
0.64%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78388JAF3
029912AP7
36155WAC0
Issuer
SBA COMMUNICATIONS CORP
AMERICAN TOWER CORP
GCI INC
Underwriters
DBSI, Lehman Brothers, Friedman Billings,
Raymond James, RBC Capital, TD Securities
CSFB, Bear Stearns, BNY Capital, Calyon,
Citigroup, DBSI, Goldman Sachs, Greenwich,
JP Morgan, Rabobank, RBC Capital, TD
Securities
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 8.5% 12/1/2012
AMT 7.125% 10.15.2012
GNCMA 7.25% 2/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Lead Manager
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/1/2004
9/28/2004
2/5/2004
Total amount of offering sold to QIBs
250,000,000
500,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
500,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.26
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
2.25%
Rating
Caa1/CCC-
B3/CCC
B2/B+
Current yield
8.50%
7.13%
7.52%
Benchmark vs Spread (basis points)
433 bp
293 bp
279 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
35,000
 $                     35,000
0.01%
0.63%
0.00%
12/1/2004
Scudder High Income Opportunity Fund
Boston
130,000
 $                   130,000
0.05%
0.63%
0.00%
12/1/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,430,000
 $
1,430,000
0.57%
0.63%
0.00%
12/1/2004
Scudder High Income Trust
Chicago
150,000
 $                   150,000
0.06%
0.63%
0.00%
12/1/2004
Scudder Multi-Market Income Trust
Chicago
75,000
 $                     75,000
0.03%
0.63%
0.00%
12/1/2004
Scudder Strategic Income Fund
Chicago
110,000
 $                   110,000
0.04%
0.63%
0.00%
12/1/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
0.63%
0.00%
12/1/2004
Scudder Total Return Fund
Chicago
100,000
 $                   100,000
0.04%
0.63%
0.00%
12/1/2004
SVS II High Income Portfolio
Chicago
255,000
 $                   255,000
0.10%
0.63%
0.00%
12/1/2004
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     20,000
0.01%
0.63%
0.00%
12/1/2004
SVS II Total Return Portfolio
Chicago
35,000
 $                     35,000
0.01%
0.63%
0.00%
12/1/2004
New York Funds







Scudder High Income Plus Fund
New York
75,000
 $                     75,000
0.03%
0.63%
0.00%
12/1/2004
Total

2,435,000
 $
2,435,000
0.97%



Security Information









Security Purchased
Comparison Security
Cusip

78387GAN3

079860AF9

079860AG7

Issuer

SBC COMMUNICATIONS
BELLSOUTH CORP
BELLSOUTH
CORP
Underwriters

Barclays, Citigroup, JP Morgan,
ABN Amro, BAS, DBSI, Goldman
Sachs
Goldman Sachs, Lehman
Brothers, RBS Greenwich
Goldman Sachs,
Lehman
Brothers, RBS
Greenwich,
Mitsubishi
Securities
Years of continuous operation, including predecessors

> 3 years

> 3 years

Security

SBC 4.125% 9/15/2009

BLS 4.2% 9/15/2009

BLS 5.2%
9/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager

N/A

N/A

Name of underwriter or dealer from which purchased
JP Morgan

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

10/27/2004

9/8/2004

9/8/2004

Total amount of offering sold to QIBs
2,250,000,000

1,500,000,000

1,500,000,000

Total amount of any concurrent public offering
0

0

0

Total

2,250,000,000

1,500,000,000

1,500,000,000

Public offering price

 $
99.98

 $
99.83

 $
99.77

Price paid if other than public offering price
 N/A

 N/A

 N/A

Underwriting spread or commission
3.50%

3.50%

4.50%

Rating

A2/A

A2/A

A2/A

Current yield

4.13%

4.24%

5.23%

Benchmark vs Spread (basis points)
78 bp

80 bp

100 bp









Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance
Fund
Performance
Measurement
Date*
Boston Funds







Scudder Balanced Fund
Boston
1,705,000
 $
1,704,625
0.08%
-0.16%
0.77%
12/31/2004
Scudder Income Fund
Boston
5,905,000
 $
5,903,701
0.26%
-0.16%
0.81%
12/31/2004
SVS I Balanced Portfolio
Boston
265,000
 $
264,942
0.01%
-0.16%
4.65%
12/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
2,085,000
 $
2,084,541
0.09%
-0.16%
0.42%
12/31/2004
New York Funds







Scudder Lifecycle Mid Range
Fund
New York
40,000
 $
39,991
0.00%
-0.16%
3.84%
12/31/2004
Scudder Short Duration Fund
New York
1,600,000
 $
1,599,648
0.07%
-0.16%
0.42%
12/31/2004
Total

11,600,000
 $
11,597,448
0.52%



Security Information









Security Purchased

Comparison Security

Comparison
Security
Cusip

78387GAP8

079860AF9

079860AG7

Issuer

SBC COMMUNICATIONS

BELLSOUTH CORP

BELLSOUTH
CORP
Underwriters

Barclays, Citigroup, JP Morgan,
ABN Amro, BAS, DBSI, Goldman
Sachs

Goldman Sachs, Lehman
Brothers, RBS Greenwich

Goldman Sachs,
Lehman
Brothers, RBS
Greenwich,
Mitsubishi
Securities
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

Security

SBC 5.1% 9/15/2014

BLS 4.2% 9/15/2009
BLS 5.2% 9/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager

N/A

N/A

Name of underwriter or dealer from which purchased
JP Morgan

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

10/27/2004

9/8/2004

9/8/2004

Total amount of offering sold to QIBs
2,250,000,000

1,500,000,000

1,500,000,000

Total amount of any concurrent public offering
0

0

0

Total

2,250,000,000

1,500,000,000

1,500,000,000

Public offering price

 $
99.89

 $
99.83

 $
99.77

Price paid if other than public offering price
 N/A

 N/A

 N/A

Underwriting spread or commission
4.50%

3.50%

4.50%

Rating

A2/A

A2/A

A2/A

Current yield

5.11%

4.24%

5.23%

Benchmark vs Spread (basis points)
103 bp

80 bp

100 bp









Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance
Fund
Performance
Measurement
Date*
Boston Funds







Scudder Income Fund
Boston
4,715,000
 $
4,709,861
0.21%
0.51%
0.29%
12/7/2004
SVS I Balanced Portfolio
Boston
175,000
 $
174,809
0.01%
-0.15%
3.40%
12/3/2004
SVS I Bond Portfolio
Boston
1,145,000
 $
1,143,752
0.05%
1.79%
0.71%
12/8/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,010,000
 $
1,008,899
0.04%
1.04%
0.42%
12/31/2004
Montgomery Street Fund







Montgomery Street Income
Securities
Montgomery
1,175,000
 $
1,173,719
0.05%
1.04%
4.58%
12/31/2004
New York Funds







Scudder Fixed Income Fund
New York
9,170,000
 $
9,160,005
0.41%
1.04%
0.81%
12/31/2004
Scudder Lifecycle Long Range
Fund
New York
1,985,000
 $
1,982,836
0.09%
1.04%
5.65%
12/31/2004
Scudder Lifecycle Mid Range
Fund
New York
170,000
 $
169,815
0.01%
1.04%
3.84%
12/31/2004
Scudder Lifecycle Short Range
Fund
New York
85,000
 $
84,907
0.00%
1.04%
2.16%
12/31/2004
Total

19,630,000
 $
19,608,603
0.87%



Security Information









Security Purchased

Comparison Security

Comparison
Security
Cusip

828709AH8

02369AAE8

481087AA2

Issuer

SIMMONS CO

AMERICAN ACHIEVEMENT CRP

JOSTENS IH
CORP
Underwriters

DBSI, Goldman Sachs

DBSI, Goldman Sachs

CSFB, DBSI,
BofA, Calyon,
CIT Group,
Greenwich, ING,
Natcity
Years of continuous operation, including predecessors

> 3 years

> 3 years

> 3 years

Security

SIMMON 10% 12/15/2014

AMEACH 8.25% 4/1/2012

JOSEA 7.625% 10/1/2012

Is the affiliate a manager or co-manager of offering?

Lead Manager

Lead Manager

Joint Lead Manager

Name of underwriter or dealer from which purchased

Goldman Sachs

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

12/10/2004

3/17/2004

9/23/2004

Total amount of offering sold to QIBs

269,000,000

150,000,000

500,000,000

Total amount of any concurrent public offering

0

0

0

Total

269,000,000

150,000,000

500,000,000

Public offering price

 $
61.39

 $
100.00

 $
100.00

Price paid if other than public offering price

 N/A

 N/A

 N/A

Underwriting spread or commission

1.50%

2.75%

2.75%

Rating

Caa2/B-

B3/B-

B3/B-

Current yield

10.31%

8.25%

7.63%

Benchmark vs Spread (basis points)

606 bp

350 bp

276 bp









Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance
Fund
Performance
Measurement
Date*
Boston Funds







Scudder Balanced Fund
Boston
170,000
 $
104,365
0.06%
-0.64%
1.39%
12/31/2004
Scudder High Income
Opportunity Fund
Boston
590,000
 $
362,207
0.22%
-0.64%
0.75%
12/31/2004
SVS I Balanced Portfolio
Boston
30,000
 $
18,417
0.01%
-0.64%
1.47%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,550,000
 $
4,021,111
2.43%
-0.64%
0.85%
12/31/2004
Scudder High Income Trust
Chicago
675,000
 $
414,389
0.25%
-0.64%
0.91%
12/31/2004
Scudder Multi-Market Income
Trust
Chicago
335,000
 $
205,660
0.12%
-0.64%
1.52%
12/31/2004
Scudder Strategic Income Fund
Chicago
495,000
 $
303,885
0.18%
-0.64%
0.90%
12/31/2004
Scudder Strategic Income Trust
Chicago
80,000
 $
49,113
0.03%
-0.64%
1.52%
12/31/2004
Scudder Total Return Fund
Chicago
460,000
 $
282,399
0.17%
-0.64%
1.40%
12/31/2004
SVS II High Income Portfolio
Chicago
1,160,000
 $
712,136
0.43%
-0.64%
0.80%
12/31/2004
SVS II Strategic Income
Portfolio
Chicago
95,000
 $
58,321
0.04%
-0.64%
0.74%
12/31/2004
SVS II Total Return Portfolio
Chicago
160,000
 $
98,226
0.06%
-0.64%
1.50%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
355,000
 $
217,938
0.13%
-0.64%
1.04%
12/31/2004
Total

11,155,000
 $
6,848,166
4.15%



Security Information









Security Purchased

Comparison Security

Comparison Security

Cusip

861594AA7

729136AF8

373298CE6

Issuer

STONE CONTAINER FINANCE

PLIANT CORP

GEORGIA-PACIFIC CORP

Underwriters

BoA, JP Morgan, Morgan
Stanley, Citigroup, DBSI, BNY
Capital, Calyon Securities, Scotia
Capital, SG Cowen

JP Morgan

Citigroup, DBSI, UBS, BofA,
Goldman Sachs, JP Morgan,
Merrill Lynch

Years of continuous operation, including predecessors

> 3 years

> 3 years

> 3 years

Security

SSCC 7.375% 7/15/2014

PLIANT 11.125% 9/1/2009

GP 8% 1/15/2024

Is the affiliate a manager or co-manager of offering?

Co-Lead Manager

N/A

Joint Lead Manager

Name of underwriter or dealer from which purchased

Morgan Stanley

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

7/15/2004

9/1/2003

12/4/2003

Total dollar amount of offering sold to QIBs

 $
200,000,000

 $
250,000,000

 $
500,000,000

Total dollar amount of any concurrent public offering

 $
-

 $
-

 $
-

Total

 $
200,000,000

 $
250,000,000

 $
500,000,000

Public offering price

 $
100.00

 $
100.00

 $
100.00

Price paid if other than public offering price

 N/A

 N/A

 N/A

Underwriting spread or commission

0.90%

2.25%

1.25%

Rating

B2/B

B3/B-

Ba3/BB+

Current yield

7.38%

11.13%

8.00%

Benchmark vs Spread (basis points)

289 BP

285 bp

225 bp









Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance
Fund
Performance
Measurement
Date*
Boston Funds







Scudder High Income
Opportunity Fund
Boston
135,000
 $
135,000
0.07%
1.25%
0.00%
7/15/2004
Scudder Income Fund
Boston
35,000
 $
35,000
0.02%
1.25%
0.00%
7/15/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.82%
1.25%
0.00%
7/15/2004
Scudder High Income Trust
Chicago
170,000
 $
170,000
0.09%
1.25%
0.00%
7/15/2004
Scudder Multi-Market Income
Trust
Chicago
85,000
 $
85,000
0.04%
1.25%
0.00%
7/15/2004
Scudder Strategic Income Fund
Chicago
120,000
 $
120,000
0.06%
1.25%
0.00%
7/15/2004
Scudder Strategic Income Trust
Chicago
20,000
 $
20,000
0.01%
1.25%
0.00%
7/15/2004
Scudder Total Return Fund
Chicago
30,000
 $
30,000
0.02%
1.25%
0.00%
7/15/2004
SVS II High Income Portfolio
Chicago
280,000
 $
280,000
0.14%
1.25%
0.00%
7/15/2004
SVS II Strategic Income Fund
Chicago
20,000
 $
20,000
0.01%
1.25%
0.00%
7/15/2004
SVS II Total Return Portfolio
Chicago
10,000
 $
10,000
0.01%
1.25%
0.00%
7/15/2004
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery
Street
30,000
 $
30,000
0.02%
1.25%
0.00%
7/15/2004
New York Funds







Scudder High Income Plus
Fund
New York
195,000
 $
195,000
0.10%
1.25%
0.00%
7/15/2004
Total

2,775,000
 $
2,775,000
1.39%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
882444AA0
165167BJ5
165167BG1
Issuer
TEXAS GENCO LLC/FINANCING
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan
Stanley
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TGN 6.875% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
1,125,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,125,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.75%
2.00%
Rating
B1/B
Ba3/BB-
Ba3/BB-
Current yield
6.88%
7.00%
7.76%
Benchmark vs Spread (basis points)
273 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
255,000
 $                   255,000
0.02%
3.38%
1.50%
12/31/2004
Scudder High Income Opportunity Fund
Boston
875,000
 $                   875,000
0.08%
3.38%
0.96%
12/31/2004
Scudder Income Fund
Boston
215,000
 $                   215,000
0.02%
3.38%
0.13%
12/31/2004
SVS I Balanced Portfolio
Boston
50,000
 $                     50,000
0.00%
3.38%
1.56%
12/31/2004
SVS I Bond Portfolio
Boston
40,000
 $                     40,000
0.00%
3.38%
0.14%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
9,740,000
 $
9,740,000
0.87%
3.38%
1.03%
12/31/2004
Scudder High Income Trust
Chicago
1,000,000
 $
1,000,000
0.09%
3.38%
1.24%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
500,000
 $                   500,000
0.04%
3.38%
1.52%
12/31/2004
Scudder Strategic Income Fund
Chicago
730,000
 $                   730,000
0.06%
3.38%
0.90%
12/31/2004
Scudder Strategic Income Trust
Chicago
125,000
 $                   125,000
0.01%
3.38%
1.53%
12/31/2004
Scudder Total Return Fund
Chicago
685,000
 $                   685,000
0.06%
3.38%
1.52%
12/31/2004
SVS II High Income Portfolio
Chicago
1,725,000
 $
1,725,000
0.15%
3.38%
1.04%
12/31/2004
SVS II Strategic Income Portfolio
Chicago
145,000
 $                   145,000
0.01%
3.38%
1.04%
12/31/2004
SVS II Total Return Portfolio
Chicago
240,000
 $                   240,000
0.02%
3.38%
0.74%
12/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
190,000
 $                   190,000
0.02%
3.38%
0.20%
12/31/2004
New York Funds







Scudder High Income Plus Fund
New York
525,000
 $                   525,000
0.05%
3.38%
1.17%
12/31/2004
Scudder PreservationPlus Income Fund
New York
255,000
 $                   255,000
0.02%
3.38%
-0.07%
12/31/2004
Total

17,295,000
 $
17,295,000
1.54%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAF0
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 10.75% 8/15/2014
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.75%
2.75%
Rating
B3/B-
B2/B+
Ba3/B+
Current yield
10.75%
7.00%
??
Benchmark vs Spread (basis points)
634 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.05%
6.53%
2.13%
9/10/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
6.53%
1.64%
9/10/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.60%
6.53%
2.40%
9/10/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.06%
6.53%
3.04%
9/10/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%
6.53%
4.23%
9/10/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.04%
6.53%
2.71%
9/10/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
6.64%
4.11%
9/10/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.01%
6.53%
2.24%
9/10/2004
SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.10%
6.53%
2.23%
9/10/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
6.53%
2.40%
9/10/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
7.25%
2.30%
9/10/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
6.53%
1.96%
9/10/2004
New York Funds







Scudder High Income Plus Fund
New York
180,000
 $                   180,000
0.07%
6.53%
2.14%
9/10/2004
Total

2,770,000
 $
2,770,000
1.01%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAD5
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 9% 8/15/2012
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
??
0.75%
2.75%
Rating
B2/B-
B2/B+
Ba3/B+
Current yield
9.00%
7.00%
??
Benchmark vs Spread (basis points)
478 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
180,000
 $                   180,000
0.06%
2.31%
-0.11%
8/11/2004
Scudder Income Fund
Boston
50,000
 $                     50,000
0.02%
2.38%
0.63%
8/11/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
2.38%
0.73%
8/11/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,175,000
 $
2,175,000
0.73%
2.31%
0.00%
8/11/2004
Scudder High Income Trust
Chicago
225,000
 $                   225,000
0.08%
2.31%
0.00%
8/11/2004
Scudder Multi-Market Income Trust
Chicago
110,000
 $                   110,000
0.04%
2.31%
1.01%
8/11/2004
Scudder Strategic Income Fund
Chicago
160,000
 $                   160,000
0.05%
2.31%
0.44%
8/11/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%
2.30%
0.94%
8/11/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
2.38%
-1.06%
8/11/2004
SVS II High Income Portfolio
Chicago
365,000
 $                   365,000
0.12%
2.30%
0.00%
8/11/2004
SVS II Strategic Income Fund
Chicago
30,000
 $                     30,000
0.01%
2.31%
0.71%
8/11/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.01%
2.38%
-1.06%
8/11/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
45,000
 $                     45,000
0.02%
2.38%
0.62%
8/11/2004
New York Funds







Scudder High Income Plus Fund
New York
235,000
 $                   235,000
0.08%
2.31%
-0.13%
8/11/2004
Total

3,680,000
 $
3,680,000
1.23%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96008YAB1
94874RCN4
828807BD8
Issuer
WESTFIELD CAP
WEINGARTEN REALTY INVST
SIMON PROPERTY GROUP LP
Underwriters
Citigroup, JP Morgan, ABN Amro, DBSI
BofA
Citigroup, DBSI, JP Morgan, BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WSTFD 5.125% 11/15/2014
WRI 4.857% 1/15/2014
SPG 5.625% 8/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2004
1/9/2004
8/4/2004
Total amount of offering sold to QIBs
1,400,000,000
250,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,400,000,000
250,000,000
500,000,000
Public offering price
 $                                                           99.84
 $                                                         100.00
 $                                                           99.62
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.63%
0.40%
Rating
A2/A
A3/A
Baa2/BBB
Current yield
5.15%
4.86%
5.68%
Benchmark vs Spread (basis points)
115 bp
93 bp
106 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
2,540,000
 $
2,535,987
0.18%
-0.94%
5.45%
12/31/2004
Scudder Income Fund
Boston
8,025,000
 $
8,012,321
0.57%
-0.94%
0.52%
12/31/2004
SVS I Balanced Portfolio
Boston
485,000
 $                   484,234
0.03%
-0.94%
5.50%
12/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
3,105,000
 $
3,100,094
0.22%
-0.94%
0.00%
12/31/2004
New York Funds







Scudder Fixed Income Fund
New York
11,950,000
 $
11,931,119
0.85%
-0.94%
0.40%
12/31/2004
Scudder Lifecycle Long Range Fund
New York
2,905,000
 $
2,900,410
0.21%
-0.94%
6.44%
12/31/2004
Scudder Lifecycle Mid Range Fund
New York
245,000
 $                   244,613
0.02%
-0.94%
4.27%
12/31/2004
Scudder Lifecycle Short Range Fund
New York
125,000
 $                   124,803
0.01%
-0.94%
2.16%
12/31/2004
Total

29,380,000
 $
29,333,580
2.10%



